FIRST AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Second Amended and Restated Credit Agreement (the “Amendment”) is dated as of the 17th day of October, 2006, by and among G REIT, L.P., a Virginia limited partnership (“Borrower”), the lenders party to the Credit Agreement (as hereinafter defined) (the “Lenders”), and LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as agent for the Lenders (“Agent”).

R E C I T A L S

WHEREAS, Borrower, Agent, and Bank of America (“BOA”) and Citizens Financial Services, FSB (“Citizens”), as Lenders, are parties to a Second Amended and Restated Credit Agreement dated as of January 25, 2006 (the “Credit Agreement”) pursuant to which the Lenders agreed to make a loan to Borrower in an aggregate amount of $58,368,618.00 (the “Loan”); and

WHEREAS, the parties hereto desire to release the Mortgaged Property located at 20809-20829 72nd Avenue South and 6811 South 204th Street, Kent, Washington and known as Centerpoint Corporate Park (the “Centerpoint Property”) pursuant to Article IX of the Agreement; and

WHEREAS, the parties wish to repay in full the Commitments held by BOA and Citizens rather than making payments pro rata in accordance with Lenders’ Percentages pursuant to Section 2.10 of the Agreement; and

WHEREAS, the parties agree that following the repayment in full of the BOA and Citizens Commitments, the balance of the Release Price resulting from the sale of the Centerpoint Property will be used to pay down the Commitment of LaSalle Bank National Association in its role as a Lender;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower, Agent and the Lenders agree as follows:

Section 1. Recitals. The Recitals to this Amendment are hereby incorporated herein in their entirety by this reference thereto and deemed to be a part hereof.

Section 2. Amendment to Credit Agreement.

2.1 Notwithstanding the provisions of Section 2.10 of the Credit Agreement, the parties hereto have agreed that the Commitments provided by BOA and Citizens will be paid off in their entirety upon receipt of the Release Price from the sale of the Centerpoint Property. The balance of the Release Price will be applied to the Commitment held by LaSalle Bank. The amounts paid to each Lender from the Release Price are as follows:

(a) BOA will receive $26,684,309.00 plus accrued interest in the amount of $84,194.55 in full repayment of its Commitment.

(b) Citizens will receive $5,000,000.00 plus accrued interest in the amount of $15,776.05 in full repayment of its Commitment.

(c) LaSalle Bank will receive the balance of the Release Price from the sale of Centerpoint in the amount of $8,215,720.40 and thereafter the principal balance of its Commitment shall be $18,468,588.60.

2.2 Upon receipt of the proceeds described in Section 2.1 above, BOA and Citizens shall no longer be Lenders under the Credit Agreement and each shall promptly mark any Promissory Notes or Note Assumptions they are currently holding as paid in full and return the same to Borrower.

Section 3. Representations and Warranties. To induce Agent and the Lenders to amend the Credit Agreement, Borrower represents and warrants to Agent and the Lenders that:

3.1 Compliance with Credit Agreement. On the date hereof, Borrower is in compliance with the terms and provisions of the Credit Agreement and the Loan Documents and no Event of Default specified therein has occurred which has not been waived in writing by Agent and/or the Lenders.

3.2 Representations and Warranties. On the date hereof, the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct with the same effect as if such representations and warranties have been made on the date hereof except to the extent such representations and warranties expressly relate to an earlier date.

3.3 Authority of Borrower. Borrower has full power and authority to enter into this Amendment and to incur and perform the obligations provided for under this Amendment and the Credit Agreement, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Amendment.

3.4 Amendment as Binding Agreement. This Amendment constitutes a valid and legally binding obligation of Borrower, fully enforceable against Borrower in accordance with its terms.

3.5 No Conflicting Agreements. The execution and performance by the Borrower of this Amendment will not (i) violate any provision of law, any order of any court or other agency of government, or the organizational documents of Borrower, or (ii) violate any indenture, contract, agreement or other instrument to which Borrower is a party, or by which its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, contract, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower.

Section 4. Conditions Precedent.

The agreement by the Lenders and Agent to amend the Credit Agreement pursuant to the terms of this Amendment is subject to the satisfaction by Borrower of the following conditions precedent:

4.1 Amendment. Agent shall have received this duly executed Amendment.

4.2 Reaffirmation of Guaranty. Agent shall have received an executed Reaffirmation of Guaranty from Guarantors amending and reaffirming their respective obligations to Agent, on behalf of the Lenders, under the Guaranty, in the form of Exhibit A attached hereto.

4.3 Representations and Warranties. The representations and warranties set forth in this Amendment shall be true and correct in all respects as of the date hereof.

4.4 Other Documents. Agent shall have received such other documents and instruments as Agent may deem reasonably necessary or appropriate, including without limitation, a Compliance Certificate pursuant to Article IX of the Credit Agreement.

Section 5. General Provisions.

5.1 Capitalized Terms. The capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement unless otherwise defined herein.

5.2 Ratification. Except as amended by this Amendment, the terms and provisions of the Credit Agreement shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects. Borrower confirms, affirms and ratifies without condition, all liens and security interests, if any, granted to the Lenders pursuant to the Credit Agreement and the Loan Documents, and such liens and security interests shall continue to secure the obligations and liabilities of Borrower to the Lenders, including but not limited to, all loans made by the Lenders to the Borrower under the Credit Agreement as amended by this Amendment.

5.3 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois, and the obligations of Borrower under this Amendment are and shall arise absolutely and unconditionally upon the execution and delivery of this Amendment.

5.4 Counterparts. This Amendment may be executed in any number of counterparts, and by Agent, the Lenders and Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

5.5 Credit Agreement References. On or after the effective date hereof, each reference in the Credit Agreement to this “Agreement”, “hereof” or words of like import, or to the “Credit Agreement” in any other instrument, document or agreement executed in connection with the Credit Agreement shall, in each case, unless the context otherwise requires, be deemed to refer to the Credit Agreement as amended hereby.

5.6 No Waiver. No failure on the part of Agent or the Lenders to exercise, and no delay in exercising, any right under the Credit Agreement or any Loan Documents or under this Amendment shall operate as a waiver thereof; nor shall any single or partial exercise of any right under the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and are not exclusive of any remedies provided by law or equity.

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IN WITNESS WHEREOF, Agent, Borrower and the Lenders have caused this Amendment to be duly executed as of the date first above written.

BORROWER: G REIT, L.P., a Virginia limited partnership

By: G REIT, Inc., a Maryland corporation, its managing member

By: /s/ Scott Peters

AGENT:	Scott Peters President LASALLE BANK NATIONAL ASSOCIATION, as agent for the Lenders By: /s/ A. Brad Feine

Its: AVP

LENDERS:	LASALLE BANK NATIONAL ASSOCIATION, as Lender

By: /s/ A. Brad Feine_

Its: AVP

BANK OF AMERICA, as a Lender and as Documentation Agent

By:      /s/ Mark E. Dalton

Its: SVP

CITIZENS FINANCIAL SERVICES, FSB, as a Lender

By:      /s/ Jeffrey C. Stur

Its: Senior Vice President_